SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is May 22, 2019.

Massachusetts Investors Growth Stock Fund

Effective July 1, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Jeffrey Constantino	2006	Investment Officer of MFS
Joseph Skorski	July 2019	Investment Officer of MFS

Effective July 1, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Jeffrey Constantino	Portfolio Manager	Employed in the investment area of MFS since 2000
Joseph Skorski	Portfolio Manager	Employed in the investment area of MFS since 2007
1038803     1                          MIG-SUP-I-052219